UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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  Preliminary Proxy Statement
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  Definitive Proxy Statement
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  Soliciting Material Pursuant to §240.14a-12
AARON’S, INC.
(Name of Registrant as Specified in its Charter)
VINTAGE CAPITAL MANAGEMENT, LLC
KAHN CAPITAL MANAGEMENT, LLC
BRIAN R. KAHN
W. KENNETH BUTLER, JR.
ANDREW LAURENCE
JEREMY NOWAK
SPENCER S. SMITH
THOMAS R. BERNAU
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
AARON’S, INC.
2014 ANNUAL MEETING OF SHAREHOLDERS
TUESDAY, JUNE 10, 2014

PROXY STATEMENT
OF
VINTAGE CAPITAL MANAGEMENT, LLC

This proxy statement (this “Proxy Statement”) and the enclosed WHITE proxy card are being furnished by Vintage Capital Management, LLC (“VCM”) in connection with the solicitation of proxies from the holders of shares of common stock, par value $0.50 per share (the “Common Stock”), of Aaron’s, Inc., a Georgia corporation (the “Company”), in connection with the 2014 Annual Meeting of Shareholders of the Company scheduled to be held at 9:00 a.m., local time, on Tuesday, June 10, 2014 at the Capital City Country Club, 53 W. Brookhaven Drive N.E., Atlanta, GA 30319 and at any adjournments, postponements or other delays thereof and at any special meeting that may be called in lieu thereof (the “Annual Meeting”).
VCM intends to vote all solicited proxies at the Annual Meeting in order to take the following actions:
1.
  vote “FOR” the election of Brian R. Kahn and W. Kenneth Butler, Jr. (each, a “Nominee” and together, the “Nominees”) to serve as Class I members of the Board of Directors of the Company (the “Board”) until the Company’s 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”) and until their respective successors have been duly elected and qualified;
2.
  makes no recommendation on how to vote on the non-binding advisory resolution approving the Company’s executive compensation; and
3.
  vote “FOR” a shareholder proposal requesting a declassified board structure, if properly presented at the Annual Meeting.
In addition, the proxy holders will vote on such other matters as may properly come before the Annual Meeting.
The Company has disclosed that it has set the close of business on April 17, 2014 (the “Record Date”) as the record date for determining shareholders entitled to vote at the Annual Meeting.
VCM is the beneficial owner of an aggregate of 7,277,000 shares of Common Stock, representing approximately 10.1% of the issued and outstanding Common Stock based on the 72,220,357 shares of Common Stock outstanding as of the Record Date.
VCM, Kahn Capital Management, LLC (“KCM”) and the Nominees are “participants” in this proxy solicitation. Additional information concerning the Nominees is set forth under the caption “Proposal 1 — Election of Directors,” and additional information concerning the participants is set forth in Annex A.
THIS PROXY SOLICITATION IS BEING MADE BY VCM AND NOT BY OR ON BEHALF OF THE COMPANY OR THE BOARD.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOUR PROMPT ACTION IS IMPORTANT. MAKE YOUR VIEWS CLEAR TO THE BOARD BY AUTHORIZING A PROXY TO VOTE FOR EACH PROPOSAL BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD.
YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES OF COMMON STOCK YOU OWN.

Do not return any [color] proxy card that you may receive from the Company, even as a protest vote. If you have already submitted a [color] proxy card, it is not too late to change your vote. To revoke your prior proxy and change your vote, simply sign, date and return the enclosed WHITE proxy card in the postage-paid envelope provided. Only your latest signed and dated proxy will be counted.
This Proxy Statement is dated [•], 2014 and is first being mailed to shareholders, along with the enclosed WHITE proxy card, on or about [•], 2014.
PLEASE VOTE BY TELEPHONE, OVER THE INTERNET
OR BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD IN THE
POSTAGE-PAID ENVELOPE PROVIDED.

IMPORTANT INFORMATION REGARDING THIS PROXY SOLICITATION

   Your prompt action is important. VCM urges you to vote the enclosed WHITE proxy card TODAY. Your vote is important, no matter how many or how few shares of Common Stock you own. Please send in your WHITE proxy card today.

For additional information or assistance, please contact Innisfree M&A Incorporated, the firm assisting VCM in its solicitation of proxies:
Innisfree M&A Incorporated 501 Madison Avenue, 20th Floor New York, NY 10022
Shareholders call toll-free: (888) 750-5834 Banks and brokers call collect: (212) 750-5833

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QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION
The following are some of the questions that you, as a shareholder of the Company, may have about this proxy solicitation and the answers to those questions. The following is not a substitute for the information contained in the remainder of this Proxy Statement, and the information contained below is qualified by the more detailed descriptions and explanations contained elsewhere in this Proxy Statement. VCM urges you to read this entire Proxy Statement (including the annex) carefully before deciding on whether to grant a proxy.
Q:
  Who is making this solicitation?
A:
  Proxies are being solicited by VCM. VCM is the Company’s second largest shareholder, with beneficial ownership of an aggregate of 7,277,000 shares of Common Stock, representing approximately 10.1% of the issued and outstanding Common Stock based on the 72,220,357 shares of Common Stock outstanding as of the Record Date. VCM is a private and public equity investor. Additional information about VCM is set forth under the caption “About VCM.”
Q:
  What is VCM asking shareholders to vote for?
A:
  VCM is asking shareholders to vote on the following actions on the WHITE proxy card at the Annual Meeting:
1.
  vote “FOR” the election of Brian R. Kahn and W. Kenneth Butler, Jr. to serve as Class I members of the Board until the 2017 Annual Meeting and until their respective successors have been duly elected and qualified;
2.
  makes no recommendation on how to vote on the non-binding advisory resolution approving the Company’s executive compensation; and
3.
  vote “FOR” a shareholder proposal requesting a declassified board structure, if properly presented at the Annual Meeting.
Q:
  Why is VCM soliciting your vote?
A:
  VCM believes the challenges facing the Company call for directors with new ideas and open minds who are prepared to take bold action. To that end, VCM has nominated two highly experienced and respected individuals who VCM believes would, consistent with the best interests of the Company, advocate for a thorough exploration of all pathways to deliver value to shareholders. VCM would expect these pathways to include, but not be limited to, operational improvements, capital allocation and strategic transactions. VCM believes that the Nominees have exceptional qualifications and will bring fresh, independent perspectives and insights to this essential review process. VCM urges shareholders to support VCM in this effort by voting “FOR” the Nominees.
Additional information concerning the background of, and VCM’s reasons for, this proxy solicitation is set forth under the captions “Background of this Proxy Solicitation” and “Reasons for this Proxy Solicitation,” respectively.
Q:
  Who are the Nominees?
A:
  The Nominees, Brian R. Kahn and W. Kenneth Butler, Jr., are each highly qualified individuals with experience serving on the boards of directors of public companies and operational experience in the rent-to-own industry. The principal occupation and business experience of each Nominee is set forth under the caption “Proposal 1 — Election of Directors.”
Q:
  Who can vote at the Annual Meeting?
A:
  If you are a record or beneficial owner of shares of Common Stock as of the close of business on the Record Date, then you have the right to vote at the Annual Meeting.
Q:
  How many shares of Common Stock must be voted in favor of the Nominees to elect them?
A:
  Directors of the Company are elected by a plurality of all of the votes cast at the Annual Meeting, assuming a quorum is present. For this purpose, “plurality” means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be elected.

The Company has disclosed that the Board is classified and that only the two Class I directors are standing for election at the Annual Meeting. Accordingly, at the Annual Meeting, the two nominees who receive the greatest number of “FOR” votes (among votes properly cast in person or by proxy) will be elected as Class I directors for terms expiring at the 2017 Annual Meeting and until their respective successors have been duly elected and qualified. Abstentions and broker non-votes, if any, are not considered votes cast and will result in the applicable nominee(s) receiving fewer “FOR” votes for purposes of determining the two nominees receiving the most votes. A signed proxy that withholds authority with respect to the election of any or all nominees will be counted for purposes of determining whether there is a quorum, but, with respect to any specific nominee, will not be considered to have been voted for such nominee.
Q:
  How many shares of Common Stock must be voted in favor of the other proposals that come before the Annual Meeting?
A:
  With respect to any other proposal that properly comes before the Annual Meeting, assuming a quorum is present, such proposal will be approved if the votes cast favoring the matter exceed the votes cast opposing the matter. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.
Q:
  What should I do in order to vote for the Nominees and any other proposals?
A:
  If hold your shares of Common Stock of record in your own name, please authorize a proxy to vote by telephone, over the Internet or by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided.
If your shares of Common Stock are held in “street name” in the name of a bank, brokerage firm, dealer, trust company or other nominee, only it can exercise your right to vote your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other nominee to ensure that a WHITE proxy card is submitted on your behalf. Please follow the instructions on the enclosed WHITE voting instruction form to provide voting instructions to your bank, brokerage firm, dealer, trust company or other nominee. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered by the Internet or telephone, instructions will be included on the enclosed WHITE voting instruction form.
YOUR VOTE IS VERY IMPORTANT. If you do not plan to attend the Annual Meeting, VCM encourages you to vote the enclosed WHITE proxy card TODAY so that your shares of Common Stock will be represented and voted in accordance with your instructions. Even if you plan to attend the Annual Meeting in person, VCM recommends that you sign, date and return a WHITE proxy card so that your vote will be counted if you later decide not to attend the Annual Meeting.
Q:
  Can I use the WHITE proxy card to vote for any of the Company’s nominees?
A:
  No. Under the proxy rules, VCM may only solicit proxies in support of the Nominees. If you wish to vote for other nominees, you will need to attend the Annual Meeting in person and vote by ballot.
Q:
  How do proxies work?
A:
  Giving VCM your proxy means you authorize the proxy holders to vote your shares of Common Stock at the Annual Meeting according to the directions that you provide. You may vote for all, some or none of the Nominees. Whether or not you are able to attend the Annual Meeting, VCM urges you to vote the enclosed WHITE proxy card TODAY. If you specify a choice with respect to any item by marking the appropriate box on the WHITE proxy card, the shares of Common Stock to which that proxy card relates will be voted in accordance with that specification. If no specification is made, the shares of Common Stock will be voted (i) “FOR” the election of the Nominees; (ii) “ABSTAIN” on the non-binding advisory resolution approving the Company’s executive compensation; (iii) “FOR” a shareholder proposal requesting a declassified board structure (if properly presented at the Annual Meeting); and (iv) in the proxy holders’ discretion as to other matters that may properly come before the Annual Meeting.

Q:
  What is the deadline for submitting proxies?
A:
  Proxies can be submitted until the polls are closed at the Annual Meeting. However, to be sure that VCM receives your proxy in time to utilize it, please provide your proxy as early as possible.
Q:
  May I change my vote?
A:
  Yes. Even after you have submitted your proxy, you may change your vote at any time by returning a later dated proxy card or voting at the Annual Meeting by ballot. Attendance at the meeting will not in and of itself constitute revocation of a proxy.
Q:
  What should I do if I receive a [color] proxy from the Company?
A:
  If you submit a WHITE proxy card, do not sign or return a [color] proxy card solicited by the Company or follow any voting instructions provided by the Company unless you want to change your vote. Only your latest signed and dated proxy will count.
Q:
  Whom should I contact if I have any questions about VCM’s solicitation?
A:
  Please call or write Innisfree M&A Incorporated, the firm assisting VCM in its solicitation, at:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders call toll-free: (888) 750-5834
Banks and brokers call collect: (212) 750-5833
IMPORTANT
Your vote is important, no matter how many or how few shares of Common Stock you own. VCM RECOMMENDS THAT YOU VOTE FOR ALL OF THE NOMINEES.
Please vote each WHITE proxy card that you receive as each account must be voted separately.

ABOUT VCM
VCM is a private and public equity investor. VCM and its principals have an 18-year relationship with the Company and significant experience in the rent-to-own industry, including several years as the Company’s second largest franchisee. Through its affiliates, VCM is also the majority owner of Buddy’s Home Furnishings, a rent-to-own business operating primarily in the Southeast.
VCM is the Company’s second-largest shareholder and the beneficial owner of an aggregate of 7,277,000 shares of Common Stock, representing approximately 10.1% of the outstanding Common Stock.
BACKGROUND OF THIS PROXY SOLICITATION
At various points in 2011 and 2012, representatives of VCM met with representatives of the Company to discuss a variety of matters concerning the business and operations of the Company. On three separate occasions during this period, VCM offered to acquire the Company and, each time, was informed that the Company was not interested in pursuing discussions regarding an acquisition.
On February 7, 2014, VCM sent a letter to the Board offering to acquire the Company for $30.50 per share in cash. VCM also filed a statement on Schedule 13D with the Securities and Exchange Commission (the “SEC”) disclosing its beneficial ownership of an aggregate of 7,277,000 shares of Common Stock.
On February 7, 2014, the Company issued a press release confirming the receipt of VCM’s offer to acquire the Company.
On February 21, 2014, the Company issued a press release stating that a Transaction Committee of the Board, consisting of independent outside directors (the “Transaction Committee”), would review VCM’s offer with the assistance of its professional advisors. The Company also announced that it had amended its bylaws to (i) increase the number of shares of Common Stock required to call a special meeting of shareholders (from 25% of all votes entitled to be cast on each issue to be considered at a proposed special meeting of shareholders to 66 2∕3% of all votes entitled to be cast on each such issue); (ii) eliminate two vacancies on the Board and fix the size of the Board at nine directors; and (iii) accelerate the deadline for shareholders to notify the Company of their intention to nominate any candidate for election to the Board.
On February 28, 2014, VCM sent a letter to the Board that, among other things, reiterated VCM’s willingness to meet with the Board and its advisors to discuss an acquisition of the Company by VCM. VCM also filed an amendment to its Schedule 13D to disclose the letter.
On March 7, 2014, VCM delivered a notice of nomination of directors (the “Notice”) to the Company nominating Brian R. Kahn, W. Kenneth Butler, Jr., Matthew E. Avril, Spencer S. Smith and Thomas R. Bernau for election as directors at the Annual Meeting. In connection with submitting the Notice, VCM asked the Company to explain to shareholders why the Board was not divided into classes that have an equal number of directors, as is required by the Company’s bylaws and Georgia law and was instead divided into classes of four directors, three directors and two directors. VCM also issued a press release and filed an amendment to its Schedule 13D to disclose the submission of the Notice.
On March 7, 2014, the Company confirmed the receipt of the Notice and disclosed that an affiliate of Starboard Value LP had nominated four directors in connection with the Annual Meeting. The Company also announced that in addition to continuing to review VCM’s offer, the Transaction Committee was undertaking a broad review of opportunities to enhance long-term value for the Company’s shareholders.
On March 14, 2014, VCM sent a letter to the independent members of the Board that, among other things, cautioned them not to utilize short-term financial engineering to temporarily increase earnings per share and mask the ongoing declines in the Company’s system-wide profitability. The letter also asked the independent directors to bring in a new management team to stabilize and improve the Company’s business or sell the Company to someone who is better able to run it. VCM also issued a press release and filed an amendment to its Schedule 13D to disclose the letter.
On March 17, 2014, Mr. Kahn met briefly with representatives of the Transaction Committee’s financial advisors to discuss VCM’s offer to acquire the Company.

On March 26, 2014, the Company announced that it had amended its bylaws to provide for majority voting in uncontested elections of directors.
On March 28, 2014, VCM sent a letter to the independent members of the Board that, among other things, called on the Board to fix the Company’s illegal board structure and improve other governance failings. In addition, VCM questioned the business justification for shifting $7.5 million of annual costs from franchisees to the Company’s shareholders. VCM also issued a press release and filed an amendment to its Schedule 13D to disclose the letter.
On April 3, 2014, Mr. Kahn spoke briefly by telephone with representatives of the Transaction Committee’s financial advisors to discuss VCM’s offer to acquire the Company.
On April 14, 2014, Gilbert L. Danielson, the Company’s Chief Financial Officer, resigned from the Board, but only after the Board moved him from a Class III director to a Class II director. The Board then filled the vacancy created by Mr. Danielson’s resignation by appointing and electing Kathy T. Betty, an existing Class II director who resigned from the Board that day.
On April 15, 2014, the Company announced, among other things, (i) the acquisition of Progressive Finance Holdings, LLC (“Progressive”), a merchandise lease-to-own company, in an all-cash transaction valued at approximately $700 million; and (ii) a reduction in its revenue and earnings guidance.
On April 17, 2014, VCM, by letter to the Board, withdrew its offer to acquire the Company in light of, among other things, (i) the Company’s continued poor performance; and (ii) significant concerns about the Progressive acquisition. VCM also issued a press release and filed an amendment to its Schedule 13D to disclose the letter.
On April 22, 2014, representatives of the Company met with representatives of VCM to discuss, among other things, a possible resolution of VCM’s threatened proxy contest through the appointment of Mr. Kahn and one or more new directors to the Board.
From April 22, 2014 to April 29, 2014, representatives of the Company (including members of the Board) and its advisors engaged in numerous conversations with Mr. Kahn and VCM’s advisors to try to resolve VCM’s threatened proxy contest. Although the Company and VCM made progress toward a mutually-acceptable resolution, VCM was not willing to agree to the Company’s request that VCM subject itself to a two year “standstill” restriction with respect to its activities at the Company (which was the only “standstill” proposal made by the Company). Also during these discussions, representatives of the Company repeatedly informed representatives of VCM that Mr. Kahn was a suitable individual to join the Board.
On April 29, 2014, VCM sent a letter to Ray Robinson, the Chairman of the Board, memorializing the discussions between Messrs. Robinson and Kahn. In this letter, VCM noted that (i) the Company’s Nominating and Corporate Governance Committee had reviewed and approved Mr. Kahn’s credentials and concluded that his business experience would reasonably be expected to enhance the Board; and (ii) that representatives of the Company stated that the Company would not expand the Board to reappoint any sitting director who was not re-elected at the Annual Meeting. The letter also stated that the Company had confirmed that it was ready, willing and able to request shareholder approval to initiate a process to declassify the Board. VCM also issued a press release and filed an amendment to its Schedule 13D to disclose the letter.
On April 30, 2014, the Company disclosed a letter from Mr. Robinson to Mr. Kahn concerning the contents of VCM’s letter sent the previous day.
On May 2, 2014, VCM filed this Proxy Statement.
REASONS FOR THIS PROXY SOLICITATION
VCM believes the challenges facing the Company call for directors with new ideas and open minds who are prepared to take bold action. To that end, VCM has nominated two highly experienced and respected individuals who VCM believes would, consistent with the best interests of the Company, advocate for a thorough exploration of all pathways to deliver value to shareholders. VCM would expect these pathways to include, but not be limited to, operational improvements, capital allocation and strategic transactions. VCM believes that the Nominees have exceptional qualifications and will bring fresh, independent perspectives and insights to this essential review process. VCM urges shareholders to support VCM in this effort by voting “FOR” the Nominees.
PROPOSAL 1 — ELECTION OF DIRECTORS
The Company has disclosed that the Board is classified and that only the two Class I directors are standing for election at the Annual Meeting. Accordingly, at the Annual Meeting, the two nominees who receive the greatest number of “FOR” votes (among votes properly cast in person or by proxy) will be elected as Class I directors for terms expiring at the 2017 Annual Meeting and until their respective successors have been duly elected and qualified. VCM is seeking your support at the Annual Meeting to elect the Nominees, Brian R. Kahn and W. Kenneth Butler, Jr.
The Nominees have furnished the following information regarding their principal occupations and certain other matters. The ages of the nominees are given as of May 1, 2014. Each of the nominees is a citizen of the United States of America.
Brian R. Kahn, age 40, founded and has served as the investment manager of VCM and its predecessor, KCM, since 1998. VCM focuses on public and private market investments in the consumer, manufacturing and defense industries. Mr. Kahn has served as Chairman of API Technologies Corp. (“API”), a designer and manufacturer of high performance systems, subsystems, modules and components for technically demanding RF, microwave, millimeter wave, electromagnetic, power and security applications, since January 2011; from January 2011 to August 2012, Mr. Kahn also served as Chief Executive Officer of API. From October 2011 to July 2012, Mr. Kahn was a director of Integral Systems, Inc., a global provider of products, systems and services for satellite command and control, telemetry and digital signal processing, data communications, enterprise network management and communications information assurance. From September 2009 to April 2010, Mr. Kahn was the Chairman of White Electronic Designs Corporation, a provider of sophisticated multi-chip semiconductor packages, high-efficiency memory devices and build-to-print electromechanical assemblies for defense and aerospace applications. Mr. Kahn is also a member of the Board of Managers of Buddy’s Newco, LLC d/b/a/ Buddy’s Home Furnishings, an owner and franchisor of rent-to-own stores. Earlier in his career, Mr. Kahn was the owner of Rosey Rentals L. P. (“RRLP”), which at the time was the second-largest franchisee of the Company, as well as Ace TV Rental and Choice Rent-to-Own. Mr. Kahn was previously an analyst covering the rent-to-own sector with Fidelity Investments. Mr. Kahn graduated cum laude and holds a Bachelor of Arts degree in Economics from Harvard University.
VCM believes that Mr. Kahn will bring to the Board extensive operational experience in the rent-to-own sector, including as the previous owner of the Company’s second-largest franchisee. Mr. Kahn also possesses significant business leadership experience and management skills. Mr. Kahn’s past and present service as a director at several other public companies provides him with insight on governance best practices.
Mr. Kahn was previously affiliated with RRLP. In December 2008, the Company acquired substantially all of the assets of RRLP.
W. Kenneth Butler, Jr., age 61, has been the President of Pro Carts Inc. d/b/a All Pro Carts since September 2013. From May 2013 to September 2013, Mr. Butler pursued personal interests. From August 2008 to May 2013, Mr. Butler served as the Company’s Chief Operating Officer. Prior to that, Mr. Butler served as President of the Company’s Aaron’s Sales & Lease Ownership division since 1995. He also served as Vice President of that division from 1986 to 1995. Mr. Butler joined the Company in 1974 as a store manager. From 2000 until May 2013, Mr. Butler was a member of the Board. Mr. Butler has served as a director of RE/MAX of Georgia, Tennessee, Kentucky and Ohio since 2005. Mr. Butler attended Austin Peay State University and Austin College.
VCM believes that Mr. Butler’s over 35 years of experience working for the Company provide him with extensive knowledge of the operating history of the Company, as well as general management and operational experience. Mr. Butler will bring valuable industry perspective to the Board.

Prior to May 1, 2013, Mr. Butler was a party to an employment agreement with the Company. Mr. Butler’s employment agreement provided that his employment with the Company continued until terminated by either party for any reason upon 60 days’ notice, or by either party for just cause at any time. Mr. Butler received an annual salary of $715,000 and participated in the Company’s equity incentive and bonus plans. Mr. Butler also received various benefits from the Company, including standard medical, dental and disability coverage. Mr. Butler also received matching contributions under the Company’s 401(k) Retirement Savings Plan and participated in the Company’s Nonqualified Deferred Compensation Plan.
On May 1, 2013, Mr. Butler and the Company entered into a Separation Agreement & Mutual General Release and Waiver of All Claims (the “Separation Agreement”). As part of the Separation Agreement, Mr. Butler became entitled to receive (i) $5 million payable in equal bi-monthly installments over an 18 month period; and (ii) $15,759.31, minus applicable tax withholdings, for the cost of coverage under COBRA for 18 months. The Separation Agreement includes confidentiality, non-solicitation, non-disparagement, non-competition and release provisions. Pursuant to the Separation Agreement, Mr. Butler agreed “that he will not apply for or otherwise inquire, seek or accept employment, contract work, temporary work or any other business association with Company or any of its subsidiaries, divisions, business units, or affiliates that are known by him to be so related to Company.” VCM and Mr. Butler do not believe that the terms of the Separation Agreement prevent Mr. Butler from serving as a non-employee director of the Company.
Three of Mr. Butler’s relatives were employees of the Company. All three resigned prior to May 1, 2013. As part of the Separation Agreement, the Company agreed to provide each individual with six months of salary continuance and a lump sum payment for the cost of coverage under COBRA. All such payments by the Company are set forth in the Separation Agreement, and that information, to the extent necessary, is incorporated herein by reference.

Even if all of the Nominees are elected, they will represent a minority of the Board. As such, the Nominees will not alone be able to cause the Company to take any action. However, the Nominees expect to be able to actively engage other Board members in full discussion of the issues facing the Company and resolve them together. By utilizing their respective experiences and working constructively with the other Board members, the Nominees believe that they can effect positive change at the Company.
There can be no assurance that if any of the Nominees are elected the other members of the Board will serve with such Nominees.
Except as set forth in this Proxy Statement, VCM believes that each Nominee is independent within the meaning of the rules of The New York Stock Exchange and is not currently affiliated with the Company or any of its subsidiaries. Consequently, VCM believes that if the Nominees are elected, a majority of the directors will be independent within the meaning of the rules of The New York Stock Exchange and there will be a sufficient number of independent directors to serve on the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. If the Nominees are elected, the composition of the Board’s committees will be determined by the Board.
Each of the Nominees has consented to being named as a nominee in this Proxy Statement and to serve as a director of the Company if elected. VCM does not expect that any of the Nominees will be unable to stand for election to the Board or to serve as a director if elected. In the event that a vacancy in VCM’s slate of nominees should occur unexpectedly, VCM may appoint a substitute candidate that it selects and the shares of Common Stock represented by the enclosed WHITE proxy card will be voted for such substitute nominee. If VCM appoints a substitute nominee or determines to add nominees because the Company expands the size of the Board subsequent to the date of this Proxy Statement, it will make a filing with the Securities and Exchange Commission that (i) identifies any such substitute nominee; (ii) discloses that any such substitute nominee has consented to being named in this Proxy Statement, as supplemented, and to serve as a director of the Company if elected; and (iii) includes the information with respect to such substitute nominee required to be disclosed under the SEC’s proxy rules. In the event that the Company refuses to permit a substitute or additional nominees as contemplated by this paragraph by reason of the Company’s bylaws or otherwise, VCM reserves the right to challenge such bylaws or the application of such bylaws to such substitute or additional nominees or such other action in an appropriate legal proceeding.

If elected, the Nominees, together with the other directors of the Company, will be responsible for managing the business and affairs of the Company. Each director of the Company has an obligation to comply with his or her fiduciary duties under Georgia law. It is possible that circumstances may arise in which the interests of VCM, on the one hand, and the interests of other shareholders of the Company, on the other hand, may differ. In any such case, VCM expects the Nominees to fully discharge their fiduciary obligations to the Company and its shareholders under Georgia law.
The Nominees will not receive any compensation from VCM for their services as directors of the Company if elected. Each of the Nominees, if elected, will be entitled to receive from the Company compensation paid by the Company to its non-employee directors. The compensation currently paid by the Company to its non-employee directors is described in the Company’s preliminary proxy statement filed with the SEC on April 28, 2014 (the “Company Proxy Statement”).
VCM URGES YOU TO VOTE FOR THE ELECTION OF THE NOMINEES, BRIAN R. KAHN AND W. KENNETH BUTLER, JR., ON THE ENCLOSED WHITE PROXY CARD TODAY.
PROPOSAL 2 — NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
As discussed in further detail in the Company Proxy Statement, and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company has proposed a non-binding resolution to approve the compensation of the Company’s named executive officers as described in the Company Proxy Statement. This is often referred to as a “say-on-pay” vote, and provides shareholders with the ability to cast a vote with respect to the Company’s 2013 executive compensation programs and policies and the compensation paid to the named executive officers as disclosed in the Company Proxy Statement. This advisory vote on executive compensation is not binding on the Board.
Additional information regarding this proposal is contained in the Company Proxy Statement.
VCM is not making any recommendation on this proposal. VCM intends to vote its shares of Common Stock “AGAINST” this proposal.
PROPOSAL 3 — SHAREHOLDER PROPOSAL TO REPEAL CLASSIFIED BOARD
As discussed in further detail in the Company Proxy Statement, a shareholder has submitted a proposal urging the Board to take all necessary steps (other than any steps that must be taken by the shareholders) to eliminate the classification of the Board and to require that all directors elected after the Annual Meeting be elected on an annual basis.
Additional information regarding this proposal is contained in the Company Proxy Statement.
VCM believes that, as a matter of good corporate governance, all directors should be elected annually. VCM recommends that you vote “FOR” the shareholder proposal.
VOTING AND PROXY PROCEDURES
Securities Entitled to Vote
Based on information publicly disclosed by the Company, the shares of Common Stock constitute the only class of outstanding voting securities of the Company. Accordingly, only holders of shares of Common Stock as of the close of business on the Record Date are entitled to vote at the Annual Meeting. Each share of Common Stock entitles its holder to one vote. There are no cumulative voting rights. The Company has disclosed that 72,220,357 shares of Common Stock were outstanding and entitled to vote as of the close of business on the Record Date. If you are a shareholder of record as of the Record Date, you will retain your right to vote at the Annual Meeting even if you sell your shares of Common Stock after the Record Date.
Quorum
The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Your shares of Common

Stock will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your bank, brokerage firm, dealer, trust company or other nominee) or if you vote in person by ballot at the Annual Meeting. Abstentions, broker non-votes and votes withheld will be counted toward the quorum requirement. If a quorum is not present at the Annual Meeting, a majority of the shareholders entitled to vote thereat, present in person or represented by proxy, may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.
Vote Required
Directors of the Company are elected by a plurality of all the votes cast at the Annual Meeting, assuming a quorum is present (unless the election is uncontested, in which case directors are elected by a majority of all the votes cast). For this purpose, “plurality” means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be elected. The Company has disclosed that the Board is classified and that only the two Class I directors are standing for election at the Annual Meeting. Accordingly, at the Annual Meeting, the two nominees who receive the greatest number of “FOR” votes (among votes properly cast in person or by proxy) will be elected as Class I directors for terms expiring at the 2017 Annual Meeting and until their successors have been duly elected and qualified. Abstentions and broker non-votes, if any, are not considered votes cast and will result in the applicable nominee(s) receiving fewer “FOR” votes for purposes of determining the two nominees receiving the most votes. A signed proxy that withholds authority with respect to the election of any or all nominees will be counted for purposes of determining whether there is a quorum, but, with respect to any specific nominee, will not be considered to have been voted for such nominee.
By voting using the enclosed WHITE proxy card, you will only be able to vote for the Nominees. If you wish to vote for additional nominees, you will need to attend the Annual Meeting in person and vote by ballot. If your shares of Common Stock are held in “street name” in the name of a bank, brokerage firm, dealer, trust company or other nominee, you will not be able to vote in person by ballot at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your bank, brokerage firm, dealer, trust company or other nominee and present it at the Annual Meeting.
With respect to any other proposal that properly comes before the Annual Meeting, assuming a quorum is present, such proposal will be approved if the votes cast favoring the matter exceed the votes cast opposing the matter. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.
Pursuant to applicable SEC rules, the Company is required to announce the preliminary or final voting results within four business days of the Annual Meeting by means of a Current Report on Form 8-K filed with the SEC.
Voting by Proxy
Please authorize a proxy to vote by telephone, over the Internet or by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided TODAY.
If you hold your shares of Common Stock in more than one account, you will receive a WHITE proxy card for each account. To ensure that all of your shares of Common Stock are voted, please sign, date and return the WHITE proxy card for each account.
YOUR VOTE IS VERY IMPORTANT. If you do not plan to attend the Annual Meeting, VCM encourages you to vote the enclosed WHITE proxy card today so that your shares of Common Stock will be represented and voted in accordance with your instructions. Even if you plan to attend the Annual Meeting in person, VCM recommends that you vote your WHITE proxy card so that your vote will be counted if you later decide not to attend the Annual Meeting.
The enclosed WHITE proxy card may be signed only by holders of record of shares of Common Stock on the Record Date. If you were a shareholder of record as of the close of business on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell some or all of your shares of

Common Stock after the Record Date. Accordingly, it is important that you vote all of the shares of Common Stock held by you on the Record Date, or grant a proxy to vote your shares of Common Stock on the enclosed WHITE proxy card, even if you sell some or all of your shares of Common Stock after the Record Date.
If you are a beneficial owner of shares of Common Stock held in “street name” in the name of a bank, brokerage firm, dealer, trust company or other nominee, these proxy materials are being forwarded to you by your bank, brokerage firm, dealer, trust company or other nominee. As a beneficial owner, you must instruct your broker, trustee or nominee how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
If you are a beneficial owner of shares of Common Stock held in “street name” and do not provide voting instructions to your bank, brokerage firm, dealer, trust company or other nominee, your shares of Common Stock will not be voted on any proposal on which your bank, brokerage firm, dealer, trust company or other nominee does not have or does not exercise discretionary authority to vote, such as a non-routine matter for which you do not provide voting instructions. This is referred to as a “broker non-vote.” VCM believes that due to the contested nature of the election at the Annual Meeting, all of the matters to be voted on at the Annual Meeting are considered non-routine. Accordingly, banks, brokerage firms, dealers, trust companies and other nominees will be unable to exercise discretionary voting authority with respect to any of the proposals to be voted on at the Annual Meeting.
Depending upon your bank, brokerage firm, dealer, trust company or other nominee, you may be able to vote either by toll-free telephone or via the Internet. Please refer to the enclosed WHITE voting instruction form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed WHITE voting instruction form.
Because a beneficial owner is not the shareholder of record, if you wish to vote your shares of Common Stock in person by ballot at the Annual Meeting, you must obtain a “legal proxy” from the bank, brokerage firm, dealer, trust company or other nominee that holds your shares of Common Stock.
IMPORTANT
Regardless of how many shares of Common Stock you own, your vote is very important. Please vote by telephone, over the Internet or signing, dating and returning the enclosed WHITE proxy card.
Please vote each WHITE proxy card that you receive as each account must be voted separately.
Do not return any [color] proxy card that you may receive from the Company, even as a protest vote. If you have already submitted a [color] proxy card, it is not too late to change your vote. To revoke your prior proxy and change your vote, simply sign, date and return the enclosed WHITE proxy card in the postage-paid envelope provided. Only your latest signed and dated proxy will be counted.
Attending the Annual Meeting
You are entitled to attend the Annual Meeting if you are a shareholder of record as of the close of business on the Record Date.
If you are a beneficial owner of shares of Common Stock held in “street name” in the name of a bank, brokerage firm, dealer, trust company or other nominee, your name will not appear in the Company’s register of shareholders. Those shares of Common Stock are held in the name of your bank, brokerage firm, dealer, trust company or other nominee on your behalf, and your bank, brokerage firm, dealer, trust company or other nominee will be entitled to vote your shares of Common Stock. In order for you to attend the Annual Meeting, you must bring a letter or account statement showing that you beneficially own the shares of Common Stock held by your bank, brokerage firm, dealer, trust company or other nominee. To ensure that your shares of Common Stock are voted at the Annual Meeting, you should promptly give instructions to your bank, brokerage firm, dealer, trust company or other nominee to ensure that a WHITE proxy card is submitted on your behalf.
Please refer to the Company Proxy Statement for additional information about attending the Annual Meeting, including any requirements to gain admission to the Annual Meeting.

Revocation of Proxies
If you are a record owner of shares of Common Stock as of the close of business on the Record Date and have mailed a proxy card to the Company, you may revoke that card before it is voted at the Annual Meeting by mailing a signed WHITE proxy card bearing a date later than the proxy card that you delivered to the Company either to VCM in care of Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022, or to such address as the Company may provide. Only your latest signed and dated proxy will count and will serve as a revocation of any prior proxy submitted. Proxies may also be revoked at any time prior to being voted at the Annual Meeting by: (i) attending the Annual Meeting and voting in person by ballot (attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy); or (ii) delivering a written notice of revocation. A written revocation may be in any form validly signed by the record holder or an authorized agent of the record holder as long as it clearly states that the proxy previously given is no longer effective. A written notice of revocation may be delivered either to VCM in care of Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022, or to such address as the Company may provide. Although a revocation is effective if delivered to the Company, VCM requests that you mail or deliver either the original or a copy of any revocation to VCM in care of Innisfree M&A Incorporated at the address above. VCM may contact shareholders who have revoked their proxies.
If your shares of Common Stock are held in “street name” in the name of a bank, brokerage firm, dealer, trust company or other nominee and you wish to revoke a proxy card, you must return a later dated proxy to your bank, brokerage firm, dealer, trust company or other nominee. Only your latest signed and dated proxy will count. You may also revoke a proxy at any time before it is voted at the Annual Meeting by attending the Annual Meeting and voting in person by ballot (attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy). You will also need to obtain a “legal proxy” from the bank, brokerage firm, dealer, trust company or other nominee that holds your shares of Common Stock in order to vote in person by ballot at the Annual Meeting.
By submitting your proxy to VCM by signing and dating the enclosed WHITE proxy card, you are revoking all prior proxies that you have previously given with respect to the Annual Meeting.
SOLICITATION OF PROXIES
The initial solicitation of proxies by mail may be supplemented by telephone, fax, email, newspapers and other publications of general distribution, through the Internet, other electronic communication and personal solicitation by VCM and the persons listed on Annex A who are “participants” in the solicitation of proxies. No additional compensation for soliciting proxies will be paid to such participants for their proxy solicitation efforts.
VCM has retained Innisfree M&A Incorporated (“Innisfree”) for solicitation and advisory services in connection with the solicitation of proxies, for which Innisfree is to receive a fee of up to $[•]. Up to [•] people may be employed by Innisfree in connection with the solicitation of proxies. VCM has also agreed to reimburse Innisfree for out-of-pocket expenses and to indemnify Innisfree against certain liabilities and expenses, including reasonable legal fees and related charges. Innisfree will solicit proxies from individuals, banks, brokerage firms, dealers, trust companies, other nominees and other institutional holders.
VCM’s expenses related to the solicitation of proxies are currently estimated to be approximately $[•], of which approximately $[•] has been incurred to date. Such costs include, among other things, expenditures for attorneys, public relations advisors, proxy solicitors, printing, advertising, postage and other miscellaneous expenses and fees. The entire expense of soliciting proxies by or on behalf of VCM is being borne by VCM. Bank, brokerage firms, dealers, trust companies and other nominees will be requested to forward solicitation materials to beneficial owners of shares of Common Stock. VCM will reimburse banks, brokerage firms, dealers, trust companies and other nominees for their reasonable expenses for sending solicitation material to beneficial owners.
To the extent legally permissible, if successful in the election of one or more of the Nominees, VCM currently intends to seek reimbursement from the Company for the costs of this solicitation. VCM does not currently intend to submit the question of such reimbursement to a vote of the shareholders of the Company.

OTHER MATTERS
Miscellaneous
Except as set forth in this Proxy Statement, VCM is not aware of any other proposals to be considered at the Annual Meeting. However, if VCM learns of any other proposals made a reasonable time before the Annual Meeting, VCM will either supplement this Proxy Statement and provide shareholders with an opportunity to vote by proxy directly on such matter or will not exercise discretionary authority with respect thereto. If other proposals are made thereafter, the persons named as proxies on the WHITE proxy card will vote such proxies in their discretion on such proposals.
Interests of Participants in this Proxy Solicitation
This proxy solicitation is being conducted by VCM. Information in this Proxy Statement and in Annex A about certain other persons listed on Annex A who are “participants” in the solicitation of proxies by VCM was provided by that participant.
Important Notice Regarding the Availability of this Proxy Statement
This Proxy Statement is available at http://[•].
Certain Information Regarding the Company
Based on information publicly disclosed by the Company, the Company’s principal executive office is located at 309 East Paces Ferry Road, N.E., Atlanta, GA 30305-2377.
The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is required to file reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by the Company with the SEC may be inspected at, and copies may be obtained from, the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a website (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers and others that file electronically with the SEC may be obtained free of charge.
VCM has omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Company Proxy Statement in reliance on Rule 14a-5(c) of the Exchange Act. Such disclosure includes (i) interests of certain persons in matters to be acted upon, other than VCM and the Nominees; (ii) voting securities and principal holders thereof, other than VCM and the Nominees; (iii) information regarding directors and executive officers, other than the Nominees; and (iv) compensation of directors and executive officers (including Mr. Butler during his service as an executive of the Company). Please refer to the Company Proxy Statement for such information. Except as otherwise stated in this Proxy Statement, the information in this Proxy Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information. Although VCM does not have any knowledge indicating that any statement contained in this Proxy Statement is untrue, VCM does not take any responsibility, except to the extent imposed by law, for the accuracy or completeness of statements taken from public documents and records that were not prepared by or on behalf of VCM, or for any failure by the Company to disclose events that may affect the significance or accuracy of such information.

Shareholder Proposals For the 2015 Annual Meeting
The Company Proxy Statement discloses the following information related to the submission of shareholder proposals for the Company’s 2015 Annual Meeting of Shareholders (the “2015 Annual Meeting”):
In accordance with the provisions of Rule 14a-8(e) of the Exchange Act, proposals of shareholders intended to be presented at the 2015 Annual Meeting must be received by January [•], 2015 to be eligible for inclusion in the Company’s proxy statement and form of proxy for that meeting.
If a shareholder desires to nominate a candidate for election to the Board, such shareholder must submit the nomination in compliance with the Company’s bylaws not less than 60 nor more 120 days prior to the date of the 2015 Annual Meeting, which the Company currently anticipates will be held on May 5, 2015.
Other shareholder proposals not made in accordance with the provisions of Rule 14a-8 must be submitted to the Board in compliance with the Company’s bylaws between 90 to 120 days prior to the date of the 2015 Annual Meeting in order to be considered timely.
Please refer to the Company Proxy Statement for additional information on these matters.
FORWARD-LOOKING STATEMENTS
This Proxy Statement may contain certain statements that are “forward looking” in nature, and shareholders should be aware that any such forward-looking statements are only predictions and subject to risks and uncertainties that exist in the business environment that could render actual outcomes and results materially different from that predicted. In some cases, such forward-looking statements may be identified by terminology such as “may,” “will,” “could,” “should,” “plans,” “expects,” “intends” or “believes” or the negative of such terms or other comparable terminology. You should not place undue reliance on any such statements, and any forward-looking statements made in this Proxy Statement are qualified in their entirety by these cautionary statements. There can be no assurance that the actual results or developments anticipated by VCM will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business, operations or financial condition. Except to the extent required by applicable law, VCM undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
OTHER INFORMATION
This Proxy Statement is dated [•], 2014. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to shareholders shall not create any implication to the contrary.
YOUR PROMPT ACTION IS IMPORTANT. VCM URGES YOU TO VOTE THE ENCLOSED WHITE PROXY CARD TODAY.
[•], 2014
VINTAGE CAPITAL MANAGEMENT, LLC

ANNEX A
CERTAIN INFORMATION CONCERNING THE PARTICIPANTS IN THE SOLICITATION
Under applicable SEC rules and regulations, the Nominees and certain other persons are “participants” with respect to VCM’s solicitation of proxies. The following sets forth certain information about the persons and entities who are participants. Each natural person who is a participant is a citizen of the United States of America.
Certain Information Concerning the Nominees
There are no material legal proceedings in which any of the Nominees or any of their associates is a party adverse to the Company or any of its subsidiaries, or proceedings in which such Nominees or associates have a material interest adverse to the Company or any of its subsidiaries. There are no family relationships among the Nominees or between any of the Nominees and any director or executive officer of the Company.
Except as disclosed in this Proxy Statement, none of the Nominees have been involved in any legal proceedings in the preceding ten years described in Item 401(f) of Regulation S-K promulgated under the Exchange Act (“Regulation S-K”). Except as disclosed in this Proxy Statement, there are no arrangements or understandings between any of the Nominees and any other party pursuant to which any such Nominee was or is to be selected as a director or nominee. Except as disclosed in this Proxy Statement, none of the Nominees nor any of their associates has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans, or other compensation, from, or in respect of, services rendered on behalf of the Company, or is subject to any arrangement described in Item 402 of Regulation S-K.
The following table sets forth the names and business addresses of the Nominees, as well as the names and principal business addresses of the corporation or other organization in which the principal occupations or employment of the Nominees is carried on. The principal occupations or employment of the Nominees are set forth under the caption “Proposal 1 — Election of Directors.”

Name	Business Address
Brian R. Kahn	c/o Vintage Capital Management, LLC 4705 S. Apopka Vineland Road, Suite 210 Orlando, FL 32819
W. Kenneth Butler, Jr.	c/o All Pro Carts 345 Buford Drive Lawrenceville, GA 30046

Other Participants
The following individuals are also participants in VCM’s solicitation of proxies.

Name	Occupation	Business Address
Andrew Laurence	Partner of VCM	c/o Vintage Capital Management, LLC 4705 S. Apopka Vineland Road, Suite 210 Orlando, FL 32819
Jeremy Nowak	Partner of VCM	c/o Vintage Capital Management, LLC 4705 S. Apopka Vineland Road, Suite 210 Orlando, FL 32819
Spencer S. Smith	Chief Executive Officer, Smith Group	c/o Smith Group 50 Henry St. Cortez, CO 81321
Thomas R. Bernau	Owner, Arona Corporation	c/o Arona Corporation 526 39th Street Des Moines, IA 50312

Messrs. Smith and Bernau are owners and operators of franchises in the Company’s system.

Indemnification Agreements with Certain Participants
VCM has entered into substantially identical indemnity and nominee letter agreements (the “Nominee Agreements”) with the Nominees and Messrs. Smith and Bernau (collectively, the “Agreement Parties”) pursuant to which it has agreed to indemnify the Agreement Parties, to the fullest extent permitted by Georgia and other applicable law, against, and to hold the Agreement Parties harmless from, any and all liabilities, losses, claims, damages, suits, actions, judgments and reasonable costs and expenses actually incurred by the Agreement Parties (including reasonable and documented attorneys’ fees and expenses) (collectively, “Losses”) asserted against, resulting from, imposed upon, or incurred or suffered by such Agreement Parties, directly or indirectly, based upon, arising out of or relating to (a) serving as a nominee of VCM and its affiliates; (b) being a “participant in a solicitation” (as defined in the rules and regulations under the Exchange Act) in connection with the solicitation of proxies by VCM and its affiliates; and (c) being otherwise involved in the solicitation of proxies by VCM and its affiliates. However, VCM is not obligated to indemnify the Agreement Parties for (i) any action taken or omission by the Nominees or on their behalf that occurs subsequent to certification of the results relating to the solicitation of proxies by VCM and its affiliates or such earlier time as any such Nominee is no longer a serving as a nominee of VCM; or (ii) any actions taken or inactions by the Nominees as a director of the Company, if the Nominees are elected. In addition, VCM is not obligated to indemnify the Agreement Parties to the extent of any Losses that (A) arise out of any materially inaccurate written information supplied by the Agreement Parties or on their behalf for inclusion in any filings made with any federal or state governmental agency, including any materials related to the solicitation of proxies by VCM and its affiliates; or (B) are found in a final judgment by a court, not subject to further appeal, to have resulted from bad faith or willful misconduct on the part of the Agreement Parties. Finally, VCM has agreed to reimburse the Agreement Parties for their reasonable and documented out-of-pocket expenses (including travel expenses) directly related to their participation in any solicitation of proxies by VCM and its affiliates.
Certain Information Concerning VCM
VCM is a Delaware limited liability company. The principal address of VCM is 4705 S. Apopka Vineland Road, Suite 210, Orlando, FL 32819. The principal business of VCM is to purchase, sell, trade and invest in securities.
VCM serves as investment adviser to investment funds and managed accounts (collectively, the “Accounts”), and may be deemed to have beneficial ownership over the shares of Common Stock held for the Accounts.
KCM is a Delaware limited liability company. KCM, as a member and the majority owner of VCM, may be deemed to have the power to direct the voting and disposition of the shares of Common Stock beneficially owned by VCM, and may be deemed to be the indirect beneficial owner of such shares. KCM disclaims beneficial ownership of such shares for all other purposes.
Mr. Kahn, as the manager of each of VCM and KCM, may be deemed to have the power to direct the voting and disposition of the shares of Common Stock beneficially owned by VCM, and may be deemed to be the indirect beneficial owner of such shares. Mr. Kahn disclaims beneficial ownership of such shares for all other purposes.

Information Regarding Ownership of Common Stock by the Participants
The Nominees have beneficial ownership of shares of Common Stock as set forth in the table below. No associates of the Nominees beneficially own any shares of Common Stock. None of the participants or any of their respective associates owns any shares of Common Stock of record that such person or entity does not own beneficially. None of the participants or any of their respective associates beneficially own any other securities of the Company.

Name	Number of Shares of Common Stock
Brian R. Kahn	7,277,000	(1)
W. Kenneth Butler, Jr.	353.043
Andrew Laurence	—
Jeremy Nowak	—
Spencer S. Smith	—
Thomas R. Bernau	340

(1)
  Mr. Kahn may be deemed to indirectly beneficially own the shares of Common Stock beneficially owned by VCM. Mr. Kahn disclaims such beneficial ownership.
(2)
  Includes 13.043 shares of Common Stock held by Mr. Butler through the Aaron’s, Inc. Employees Retirement Plan and Trust.
Transactions in the Company’s Securities by the Participants
During the past two years, the participants purchased or sold the following securities of the Company. Except as disclosed in this Proxy Statement, none of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. The shares of Common Stock acquired by VCM using its investment capital. Messrs. Butler and Bernau each used his own assets to acquire the shares of Common Stock that he owns, which are held in one or more non-margin brokerage accounts.
Transactions by VCM

Date of Transaction	Number of Shares	Nature of Transaction
09/18/2013	808	(1)
09/18/2013	507	(1)
09/18/2013	839	(1)
09/23/2013	33,750	(1)
09/23/2013	21,188	(1)
09/23/2013	35,062	(1)
09/24/2013	12,000	(1)
09/24/2013	32,212	(1)
09/24/2013	5,813	(1)
09/24/2013	20,223	(1)
09/24/2013	3,649	(1)
09/24/2013	7,533	(1)
09/24/2013	6,038	(1)
09/24/2013	12,467	(1)
09/24/2013	33,465	(1)
09/25/2013	412	(1)

Date of Transaction	Number of Shares	Nature of Transaction
09/25/2013	259	(1)
09/25/2013	429	(1)
10/04/2013	705,263	(1)
10/04/2013	282,076	(1)
10/04/2013	41,250	(1)
10/04/2013	38,458	(1)
10/04/2013	25,896	(1)
10/04/2013	177,082	(1)
10/04/2013	24,144	(1)
10/04/2013	442,753	(1)
10/04/2013	732,684	(1)
10/04/2013	39,955	(1)
10/04/2013	42,854	(1)
10/04/2013	293,042	(1)
10/07/2013	42,383	(1)
10/07/2013	14,063	(1)
10/07/2013	13,125	(1)
10/07/2013	18,750	(1)
10/07/2013	8,240	(1)
10/07/2013	11,771	(1)
10/07/2013	26,609	(1)
10/07/2013	8,828	(1)
10/07/2013	44,030	(1)
10/07/2013	13,635	(1)
10/07/2013	14,609	(1)
10/07/2013	19,479	(1)
10/07/2013	16,619	(1)
10/08/2013	24,520	(1)
10/08/2013	69,504	(1)
10/08/2013	15,393	(1)
10/08/2013	43,633	(1)
10/08/2013	72,206	(1)
10/08/2013	25,473	(1)
10/08/2013	9,614	(1)
10/08/2013	28,269	(1)
10/09/2013	48,150	(1)
10/09/2013	30,228	(1)
10/09/2013	69,605	(1)
11/14/2013	(14,860)	(2)
11/14/2013	(324,887)	(2)
11/14/2013	(203,960)	(2)
11/14/2013	(9,330)	(2)
11/14/2013	(354,929)	(2)

Date of Transaction	Number of Shares	Nature of Transaction
11/14/2013	(16,234)	(2)
11/15/2013	(12,131)	(2)
11/15/2013	(19,849)	(2)
11/15/2013	(12,461)	(2)
11/15/2013	(7,616)	(2)
11/15/2013	(21,685)	(2)
11/15/2013	(13,253)	(2)
11/18/2013	(3,639)	(2)
11/18/2013	(7,352)	(2)
11/18/2013	(4,616)	(2)
11/18/2013	(2,285)	(2)
11/18/2013	(8,032)	(2)
11/18/2013	(3,976)	(2)
11/19/2013	(36,302)	(2)
11/19/2013	(22,790)	(2)
11/19/2013	(39,658)	(2)
11/20/2013	(11,212)	(2)
11/20/2013	(7,039)	(2)
11/20/2013	(12,249)	(2)
11/21/2013	(18,381)	(2)
11/21/2013	(477,897)	(2)
11/21/2013	(11,539)	(2)
11/21/2013	(300,017)	(2)
11/21/2013	(20,080)	(2)
11/21/2013	(522,086)	(2)
11/27/2013	(20,219)	(2)
11/27/2013	(12,693)	(2)
11/27/2013	(22,088)	(2)
12/03/2013	54,449	(1)
12/03/2013	34,182	(1)
12/03/2013	59,484	(1)
12/13/2013	1,103	(1)
12/13/2013	25,317	(1)
12/13/2013	692	(1)
12/13/2013	15,894	(1)
12/13/2013	1,205	(1)
12/13/2013	27,658	(1)
12/19/2013	5,919	(1)
12/19/2013	3,716	(1)
12/19/2013	6,465	(1)
12/26/2013	(12,027)	(2)
12/26/2013	(7,550)	(2)
12/26/2013	(15,423)	(2)

Date of Transaction	Number of Shares	Nature of Transaction
01/13/2014	29,595	(1)
01/13/2014	18,446	(1)
01/13/2014	37,959	(1)
01/14/2014	72,605	(1)
01/14/2014	45,260	(1)
01/14/2014	93,135	(1)
01/16/2014	64,271	(1)
01/16/2014	43,017	(1)
01/16/2014	26,811	(1)
01/16/2014	40,058	(1)
01/16/2014	55,172	(1)
01/16/2014	82,432	(1)
01/17/2014	27,091	(1)
01/17/2014	118,183	(1)
01/17/2014	73,659	(1)
01/17/2014	16,885	(1)
01/17/2014	151,578	(1)
01/17/2014	34,746	(1)
01/21/2014	16,124	(1)
01/21/2014	44,393	(1)
01/21/2014	10,050	(1)
01/21/2014	27,669	(1)
01/21/2014	56,938	(1)
01/21/2014	20,680	(1)
01/22/2014	22,367	(1)
01/22/2014	17,205	(1)
01/22/2014	10,725	(1)
01/22/2014	13,942	(1)
01/22/2014	22,070	(1)
01/22/2014	28,691	(1)
01/23/2014	17,205	(1)
01/23/2014	2,925	(1)
01/23/2014	10,725	(1)
01/23/2014	1,823	(1)
01/23/2014	22,070	(1)
01/23/2014	3,752	(1)
01/24/2014	38,539	(1)
01/24/2014	44,018	(1)
01/24/2014	27,315	(1)
01/24/2014	24,094	(1)
01/24/2014	56,367	(1)
01/24/2014	49,367	(1)
01/27/2014	8,947	(1)

Date of Transaction	Number of Shares	Nature of Transaction
01/27/2014	5,577	(1)
01/27/2014	11,476	(1)
01/28/2014	206,460	(1)
01/28/2014	128,700	(1)
01/28/2014	264,840	(1)
01/29/2014	50,433	(1)
01/29/2014	31,434	(1)
01/29/2014	65,133	(1)
01/30/2014	51,463	(1)
01/30/2014	140,002	(1)
01/30/2014	32,075	(1)
01/30/2014	87,258	(1)
01/30/2014	66,462	(1)
01/30/2014	180,806	(1)
01/31/2014	113,811	(1)
01/31/2014	52,906	(1)
01/31/2014	32,974	(1)
01/31/2014	70,934	(1)
01/31/2014	145,755	(1)
01/31/2014	67,756	(1)
02/03/2014	443,967	(1)
02/03/2014	1,722	(1)
02/03/2014	1,073	(1)
02/03/2014	276,933	(1)
02/03/2014	2,205	(1)
02/03/2014	569,401	(1)
02/04/2014	240,957	(1)
02/04/2014	150,020	(1)
02/04/2014	308,392	(1)
02/05/2014	158,687	(1)
02/05/2014	98,799	(1)
02/05/2014	203,099	(1)

(1)
  Open market purchase of Common Stock.
(2)
  Open market sale of Common Stock.
Brian R. Kahn
Mr. Kahn may be deemed to indirectly beneficially own the shares of Common Stock beneficially owned by VCM. Mr. Kahn disclaims such beneficial ownership.

W. Kenneth Butler, Jr.

Date of Transaction	Number of Shares	Nature of Transaction
08/10/2012	4,800	(3)
08/10/2012	4,800	(2)
08/10/2013	49,500	(3)
08/10/2012	49,500	(2)
08/13/2012	23,550	(3)
08/13/2012	23,550	(2)
08/13/2012	37,500	(3)
08/13/2012	37,500	(2)
08/13/2012	25,000	(3)
08/13/2012	25,000	(2)
12/20/2012	30	(4)
03/31/2013	7,837.426	(5)
04/29/2013	25,000	(3)
04/29/2013	25,000	(2)
05/01/2013	—	(6)
05/02/2013	59,581	(2)

(1)
  Open market purchase of Common Stock.
(2)
  Open market sale of Common Stock.
(3)
  Exercise of stock option for Common Stock.
(4)
  Gift.
(5)
  Disposition from Aaron’s, Inc. Employees Retirement Plan and Trust.
(6)
  In connection with entering into the Separation Agreement, certain equity awards issued to Mr. Butler were cancelled.
Andrew Laurence

Date of Transaction	Number of Shares	Nature of Transaction
—	—	—

Jeremy Nowak

Date of Transaction	Number of Shares	Nature of Transaction
—	—	—

Spencer S. Smith

Date of Transaction	Number of Shares	Nature of Transaction
—	—	—

Thomas R. Bernau

Date of Transaction	Number of Shares	Nature of Transaction
—	—	—

Miscellaneous Information Concerning the Participants
Except as described in this Annex A or in this Proxy Statement, neither any participant nor any of his respective associates or affiliates (together, the “Participant Affiliates”) (i) is either a party to any transaction or series of transactions since January 1, 2013, or has knowledge of any currently proposed transaction or series of proposed transactions, (a) to which the Company or any of its subsidiaries was or is to be a participant; (b) in which the amount involved exceeds $120,000; and (c) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest; or (ii) has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter presently expected by VCM to be acted upon at the Annual Meeting. Furthermore, except as described in this Annex A or this Proxy Statement, no participant or Participant Affiliate (i) directly or indirectly beneficially owns any securities of the Company or any securities of any subsidiary of the Company, or (ii) has had any relationship with the Company in any capacity other than as a shareholder.
Except as described in this Annex A or in this Proxy Statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by the Company or any of its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.
Except as described in this Annex A or in this Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate since January 1, 2013 with any person with respect to any securities of the Company, including, but not limited to, the transfer or voting of such securities, joint ventures, loan or option arrangements, puts or calls, guaranties of loans, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies, consents or authorizations.
Each of VCM and the Nominees may be deemed to have an interest in the election of the Nominees directly or indirectly through the record or beneficial ownership of shares of Common Stock or the Nominee Agreements. The Nominees may be deemed to have an interest in their election to the Board by virtue of the compensation and indemnification that they will, or will be entitled to, receive from the Company if elected as directors.
Except as described in this Annex A or in this Proxy Statement, there are no arrangements, agreements or understandings between or among the participants or between or among participants and any other persons or entities in connection with the election of the Nominees, and none of the participants will receive additional compensation from VCM in connection with the election of the Nominees.
Except as described in this Annex A or in this Proxy Statement, there are no material proceedings in which the Nominees or any of their respective associates is a party adverse to the Company or any of its subsidiaries, or material proceedings in which such Nominee or associate has a material interest adverse to the Company or any of its subsidiaries.
Except as described in this Annex A or in this Proxy Statement, (i) no occupation or employment is or was carried on by any Nominee with the Company or any corporation or organization which is or was a parent, subsidiary or other affiliate of the Company; and (ii) none of the Nominees has ever served on the Board.
Except as described in this Annex A or in this Proxy Statement, there are no family relationships between any Nominee and any director or executive officer of the Company.
During the Company’s last fiscal year, none of the Nomination Participants was the beneficial owner of more than 10% of any class of equity securities of the Company. To the knowledge of VCM, Mr. Butler did not fail to file on a timely basis reports required by Section 16(a) of the Exchange Act during the Company’s most recent fiscal year or prior fiscal years.
Except as described in this Annex A or in this Proxy Statement, there are no relationships or dealings between the Nominees and the Company or any of its subsidiaries, affiliates, directors, officers or agents.

IMPORTANT
Please review this Proxy Statement and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES OF COMMON STOCK YOU OWN.

      1.
  If hold your shares of Common Stock of record in your own name, please authorize a proxy to vote by telephone, over the Internet or by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided.

      2.
  If your shares of Common Stock are held in “street name” in the name of a bank, brokerage firm, dealer, trust company or other nominee, only it can exercise your right to vote your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other nominee to ensure that a WHITE proxy card is submitted on your behalf. Please follow the instructions on the enclosed WHITE voting intruction form to provide voting instructions to your bank, brokerage firm, dealer, trust company or other nominee. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered by the Internet or telephone, instructions will be included on the enclosed WHITE voting instruction form.

      3.
  If you have previously signed and returned a [color] proxy card to the Company, you have every right to change your vote. Only your latest signed and dated proxy card will be counted. You may revoke any proxy card already sent to the Company by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting or by voting in person by ballot at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

4. After voting the enclosed WHITE proxy card, do not sign or return a [color] proxy card unless you intend to change your vote. Only your latest signed and dated proxy will be counted.
If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement or need help voting your shares of Common Stock, please contact:
Innisfree M&A Incorporated 501 Madison Avenue, 20th Floor New York, NY 10022
Shareholders call toll-free: (888) 750-5834 Banks and brokers call collect: (212) 750-5833

PRELIMINARY FORM OF PROXY CARD—SUBJECT TO COMPLETION PLEASE VOTE TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE. TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED FORM OF PROXY CARD—WHITE 2014 ANNUAL MEETING OF SHAREHOLDERS AARON’S, INC. THIS PROXY IS SOLICITED BY VINTAGE CAPITAL MANAGEMENT, LLC (“VCM”) AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF AARON’S, INC. The undersigned shareholder of Aaron’s, Inc., a Georgia corporation (the “Company”), hereby constitutes and appoints Brian R. Kahn, Andrew Laurence and Scott Winter, and each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock, par value $0.50 per share, of the Company registered in the name of the undersigned at the 2014 Annual Meeting of Shareholders of the Company to be held at 9:00 a.m., local time, on Tuesday, June 10, 2014 at the Capital City Country Club, 53 W. Brookhaven Drive N.E., Atlanta, GA 30319 and at any adjournments, postponements or other delays thereof and at any special meeting that may be called in lieu thereof (the “Annual Meeting”). UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED (i) “FOR” THE ELECTION OF BRIAN R. KAHN AND W. KENNETH BUTLER, JR.; (ii) “ABSTAIN” ON THE NONBINDING ADVISORY RESOLUTION APPROVING THE COMPANY’S EXECUTIVE COMPENSATION; (iii) “FOR” A SHAREHOLDER PROPOSAL REQUESTING A DECLASSIFIED BOARD STRUCTURE (IF PROPERLY PRESENTED AT THE ANNUAL MEETING); AND (iv) IN THE PROXY HOLDERS’ DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. This proxy revokes all prior proxies given by the undersigned with respect to the Annual Meeting. YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE YOUR PROXY TODAY. (continued, and to be signed and dated, on the reverse side)

YOUR VOTE IS IMPORTANT Please take a moment now to vote your shares of Aaron’s, Inc. common stock for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY IN ONE OF THREE WAYS: 1. Vote by Telephone—Please call toll-free in the U.S. or Canada at 1-XXX-XXX-XXXX, on a touch-tone telephone. If outside the U.S. or Canada, call 1-XXX-XXX-XXXX. Please follow the simple instructions. You will be required to provide the unique control number printed below. OR 2. Vote by Internet—Please access https://www.proxyvotenow.com/[•], and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique control number printed below. You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had signed, dated and returned a proxy card. OR 3. Vote by Mail—If you do not wish to vote by telephone or over the Internet, please sign, date and return the WHITE proxy card in the postage-paid envelope provided, or mail to: Vintage Capital Management, LLC, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box [____], New York, NY [10150-____] TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED PLEASE MARK VOTES AS IN THIS EXAMPLE: VCM RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” ALL OF VCM’S NOMINEES LISTED IN PROPOSAL 1. PROPOSAL 1—Election of Directors 1. To elect VCM’s nominees to serve as Class I members of the Company’s Board of Directors until the Company’s 2017 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. Nominees: (01) Brian R. Kahn (02) W. Kenneth Butler, Jr. FOR ALL WITHHOLD FOR ALL FOR ALL EXCEPT INSTRUCTIONS: if applicable, to withhold authority to vote for any individual nominee(s), mark the “FOR ALL EXCEPT” box and write the name(s) of the excepted nominee(s) in the space below. Your shares of common stock will be voted FOR the remaining nominees.

VCM MAKES NO RECOMMENDATION ON PROPOSAL 2. PROPOSAL 2—Non-Binding Resolution to Approve the Compensation of the Company’s Named Executive Officers 2. A non-binding resolution to approve the compensation of the Company’s named executive officers. FOR AGAINST ABSTAIN VCM RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 3. PROPOSAL 3—Shareholder Proposal to Repeal Classified Board 3. A shareholder proposal urging the Company’s Board of Directors to eliminate the classification of the Company’s Board of Directors (if properly introduced at the Annual Meeting). FOR AGAINST ABSTAIN THIS PROXY IS VALID ONLY WHEN SIGNED. Dated: ______________________, 2014 Printed Name of Shareholder Signature of Shareholder (title, if any) Signature of Shareholder (if held jointly) Please sign exactly as your name or names appear on the stock certificate or on the attached label. If shares of common stock are held jointly, each shareholder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE PROMPTLY SIGN, DATE AND RETURN THIS WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.